SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 10, 2004
                                                        -----------------


                   Cognizant Technology Solutions Corporation
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   0-24429                  13-3728359
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      (State or Other       (Commission File Number)        (IRS Employer
       Jurisdiction                                      Identification No.)
     of Incorporation)


500 Glenpointe Centre West
Teaneck, New Jersey                                                      07666
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (201) 801-0233
                       ----------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 10, 2004, Cognizant Technology Solutions Corporation issued a press release to report the company's financial results for the quarter and year ended December 31, 2003. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

     The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    COGNIZANT TECHNOLOGY
                                    SOLUTIONS CORPORATION



                                    By: /s/  Gordon Coburn
                                       --------------------------------------
                                        Name: Gordon Coburn
                                        Title:Executive Vice President, Chief
                                        Financial Officer, Treasurer and
                                        Secretary

Date: February 10, 2004

                                EXHIBIT INDEX

Exhibit No.                     Description
-----------                     -----------

99.1 Press release of Cognizant Technology Solutions Corporation, dated February 10, 2004